SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549




                             FORM 8-K



                          CURRENT REPORT


               Pursuant to Section 13 or 15(d) of the
                  Securities Exchange Act of 1934



  Date of Report (Date of earliest event reported):December 21,1995



                  					PITTWAY CORPORATION
      (Exact name of registrant as specified in its charter)




         Delaware 	                            	13-5616408
 (State of other jurisdiction                  (IRS Employer
    	of incorporation)	                    Identification Number)



                             1-4821
                     (Commission File Number)



 200 South Wacker Drive, Suite 700, Chicago, Illinois	60606-5802
    (Address of principal executive offices)       			(Zip Code)



Registrant's telephone number, including area code: (312) 831-1070





              INFORMATION TO BE INCLUDED IN THE REPORT


Item 5.    Other Events

On December 21, 1995, Registrant announced a potential significant increase in the value of its investments in United States Satellite Broadcasting, Inc. and Cylink Corporation. The circumstances of the potential increase are more fully described in the press release filed as Exhibit 99 hereto, which is hereby incorporated by reference.


Item 7.    Financial Statements and Exhibits

         	(c) Exhibits.
		                                                    	Sequentially
	          Exhibit No.   	Description                 	Numbered Page

              	99        	Press release                     3-4
		                        dated
                        		December 21, 1995


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                 								PITTWAY CORPORATION
                                 								(Registrant)


Dated: December 21, 1995            By:      /s/Paul R. Gauvreau
                                            	Paul R. Gauvreau
                                            	Financial Vice President
                                            	and Treasurer





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